AMENDED AND RESTATED
                               SECURITY AGREEMENT



                                 By and Between

                              AARICA HOLDINGS, INC.
                            (the "Corporation"), and

  AARICA SPORT, S.A. de C.V. and TAIMEX INDUSTRIES, S.A. de C.V., as Guarantors


           (the Corporation and Guarantors collectively the "Debtor")



                                       and

                             ROBERT E. SCHMIDT, JR.

                            (the "Secured Creditor")

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT ("Security Agreement") is made and entered into as of the 14th day of January, 2000, by and between:

          AARICA SPORT, S.A. de C.V. and Taimex Industries, S.A. de C.V. ("Guarantors"), and AARICA HOLDINGS, INC. (the "Corporation")
             (hereinafter collectively referred to as the "Debtor"),

                                       and

                             ROBERT E. SCHMIDT, JR.
              (hereinafter referred to as the "Secured Creditor").

                              W I T N E S S E T H :

         WHEREAS, Guarantors are subsidiaries of the Corporation; and

          WHEREAS, Taimex Industries, S.A. de C.V. had directly borrowed from Secured Creditor the principal amount of $240,000.00, which debt remained unpaid and outstanding and was consolidated and restructured with the debt of the Corporation; and

          WHEREAS, Guarantors have directly borrowed from Secured Creditor the principal amount of $750,000.00; and

         WHEREAS, the Corporation has requested the Secured Creditor to advance or loan to it on behalf of itself and its subsidiaries certain money as hereinafter set forth, the payment of which has been guaranteed by Guarantors and Carol Kolozs. The Secured Creditor is unwilling to provide or continue the loan unless and until Guarantors have granted to the Secured Creditor an enforceable and perfected security interest in certain collateral as hereinafter set forth.

         NOW, THEREFORE, Guarantors agree with the Secured Creditor as follows:

          1. DEFINITIONS. As used in this Security Agreement, the following terms and conditions shall have the meanings set forth below:

                  "Collateral" shall mean the accounts receivable and inventory described in paragraph 2 of this Agreement.

                  "Liabilities" shall mean any and all of the following:

          1.  Principal  and  interest and all other monies due or to become due
     under  the  Promissory  Notes,  as  hereinafter   defined,   including  any
     extensions or renewals thereof.

          2. All other monies (in addition to principal and interest) due or to become due the Secured Creditor from the Debtor including, but not limited to, all costs and expenses, including attorney's fees, which the Secured Creditor is entitled or permitted for any reason whatsoever to recover under any statute, promissory note or agreement, including but not limited to, this Security Agreement and the Promissory Notes. As used herein and elsewhere in this Security Agreement, costs and expenses, including attorney's fees, shall include costs and expenses incurred by the Secured Creditor in proceeding against the Collateral or against the Debtor and shall include costs and expenses, including attorney's fees, which the Secured Creditor may incur or become liable for as a result of enforcing any of its rights and privileges under this Security Agreement, whether in any initial suit or an appeal therefrom.

                  "Promissory Notes" shall mean (i) that certain Promissory Note executed by the Corporation in favor of the Secured Creditor dated March 8, 1999, in the principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00) and all amendments, modifications and renewals thereof, (ii) that certain Replacement Promissory Note executed by the Corporation in favor of the Secured Creditor dated March 8, 1999, in the principal amount of Two Hundred Forty Thousand Dollars ($240,000.00) and all amendments, modifications, and renewals thereof, (iii) that certain Promissory Note executed by the Guarantors in favor of the Secured Creditor dated January 14, 2000, in the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000.00), and (iv) that certain Third Promissory Note executed by the Corporation in favor of the Secured Creditor dated January 14, 2000, in the principal amount of One Million One Hundred Thirty-Seven Thousand Five Hundred Dollars ($1,137,500.00) and all amendments, modifications and renewals thereof.

                  "Proceeds" shall have the meaning assigned that term under the
UCC on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (iii) whatever is received when any of the Collateral is sold, exchanged, leased, collected or otherwise disposed of, including cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents, (iv) any interest, dividends (whether paid in cash, stock or any other instrument of value), or any other earnings paid on, or accrued with respect to, the Collateral in any form whatsoever, and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "UCC" shall mean the Florida Uniform Commercial Code as set forth in Chapters 671 through 680, Florida Statutes, as the same may be amended from time to time.

2. COLLATERAL. As used in this Security Agreement, the term "collateral" shall mean and include any and all of each of the Guarantor's accounts receivable and inventory, whether now owned or hereafter acquired, and all proceeds thereof, including but not limited to, all proceeds of credit, fire or other insurance and any tax refunds.

3.       GRANT OF SECURITY INTEREST.
         --------------------------

1. To secure the payment of all Liabilities to the Secured Creditor, the Guarantors do hereby grant to the Secured Creditor a security interest in each and all of the Collateral, whether now existing or hereinafter from time to time acquired and all Proceeds and products of any of the foregoing. The security interest of the Secured Creditor under this Agreement extends to all Collateral which the Guarantors may now own or hereafter acquire at any time during the continuation of this Agreement.

          2. Power of Attorney. The Guarantors hereby constitute and appoint the Secured Creditor as its true and lawful attorney, irrevocably, with full power after the occurrence and during the continuance, of an Event of Default (in the name of the Debtor or otherwise) to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the Collateral, to endorse any checks or other instruments or orders in connection therewith and to prosecute, defend, settle or compromise any action, claim or proceeding which the Secured Creditor may deem to be necessary or advisable with respect to the Collateral, which appointment as attorney is coupled with an interest; provided, however that nothing contained herein shall be construed as requiring or obligating the Secured Creditor to make any inquiry as to the nature or sufficiency of any payment received by it, to present or file any claim or notice, or to take, any action with respect to the Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby.

          4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each of the Guarantors do hereby represent and warrant to and covenant with the Secured Creditor as follows:

1. Except for the Secured Creditor's ownership interest, that the Guarantor is the absolute owner of the Collateral free and clear of all liens and security interest whatsoever except for the security interest granted the Secured Creditor by this Security Agreement.

          2. That the Guarantor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

3. That by virtue of this Security Agreement and the perfection of said security interest in accordance with the provisions of paragraph 7 hereof, the Secured Creditor has a valid, enforceable, perfected and first security interest in the Collateral.

          4. Guarantor has not and shall not grant to any person other than the Secured Creditor a security interest or any other interest or claim in the Collateral.

5. There is not now and will not be filed in the future in any jurisdiction any financing statement listing any person other than the Secured Creditor as a secured party covering any or all of the Collateral.

6. That the Guarantor will not permit any liens or security interests other than the Secured Creditor's security interest, to attach to the Collateral, permit the Collateral to be levied upon under legal process, permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Security Agreement.

7. That the Guarantor will not sell, transfer or otherwise dispose of any of the Collateral or any interest therein or offer to do so without the prior written consent of the Secured Creditor.

8. That the Guarantor will not use the collateral or permit the Collateral to be used in violation of any statute or ordinance and the Debtor shall further comply with all statutes, regulations and ordinances applicable to the use or its ownership of the Collateral and to its business.

9. That the Guarantor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon any note or notes or other writing evidencing the Liabilities, or any of them.

10. That at its option, the Secured Creditor may discharge taxes, liens or security interest or encumbrances at any time levied upon or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral; provided, however, the Secured Creditor shall be under no duty or obligation to do so. The Guarantor agrees to immediately reimburse the Secured Creditor on demand for any such payments made or any expenses incurred by the Secured Creditor together with interest at the highest rate permitted by law, pursuant to the foregoing authorization.

11. That the Secured Creditor shall have the right at all times to inspect the Collateral and the books and records of Guarantor and to make inquiries of the officers of Guarantor concerning the status thereof.

12. That the Guarantor shall not be dissolved or be consolidated or merged with any other entity nor shall the Guarantor transfer (other than in the ordinary course of its business as permitted herein) a substantial part of its assets.

13. That the Guarantor will immediately notify the Secured Creditor if the Guarantor suffers or permits any changes in management (including, but not limited to, officers and directors) or suffers or experiences any adverse financial change.

14.      That the Guarantor will maintain the validity of the Collateral.

15. That the Guarantor, at the request of the Secured Creditor, shall furnish to the Secured Creditor such financial statements of and financial information relating to the Guarantor and its business and the Collateral, as the Secured Creditor may request and in such form as the Secured Creditor may request from time to time.

16. This Security Agreement is made with full recourse to the Guarantor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of the Guarantor contained herein.

          17. The Secured Creditor shall use reasonable care in the custody and preservation of the Collateral in its possession, but need not take any steps to preserve the rights of prior parties. The Secured Creditor shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Creditor accords its own property, it being understood that the Secured Creditor shall have no responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral. The Secured Creditor, its directors, officers, and other agents shall not be liable or responsible in any manner whatsoever for any loss resulting from any investment made in the Collateral. The Guarantor agrees to indemnify and hold the Secured Creditor, its directors, officers, and other agents harmless from and against any liability, cost, or other expense (including, without limitation, reasonable attorneys' fees) relating to or resulting from any investment in the Collateral, unless proximately caused by the gross negligence or willful misconduct of the Secured Creditor.

         All of the foregoing representations, warranties and covenants shall be true and correct throughout the term of this Security Agreement and shall be fulfilled and maintained by the Guarantor throughout the term hereof.

5. MANAGEMENT OF THE DEBTOR. No act shall be taken or sum expended or obligation incurred which is legally binding on the Debtor with respect to a matter within the scope of any of the major decisions ("Major Decisions"), as defined below, affecting the Debtor, unless such Major Decision has been approved by the Secured Creditor. The Major Decisions shall be the following:
1.

1.       issuance of additional shares of stock in the Debtor;

2.       dissolution and winding-up of the Debtor;

          3. the sale, exchange or other transfer of any of the Debtor's assets other than in the ordinary course of business;

          4. the mortgage, assignment, pledge or other transfer for secured position or granting a security interest in any of the Debtor's assets;

          5. the incurrence, renewal, refinancing, payment or other discharge, of indebtedness in excess of $25,000.00 outside of the ordinary course of business (aggregated for transactions of a single nature);

6.       a material change in the basic nature of the business of the Debtor;

          7. a matter involving an actual or potential conflict of interest between the Debtor and its principals or entities affiliated with its principals;

8.       an amendment to the Articles of Incorporation or Bylaws of the Debtor;

9. declaration of dividends or loans to principals of the Debtor, provided that the Debtor may pay to the Internal Revenue Service an amount up to the anticipated tax on income allocated on the K-1 or commensurate form to the shareholders of Debtor, with adjustment being made each succeeding year upon affidavit of the said shareholders;

          10. business acquisitions or material expansions of the business of the Debtor;

          11. increases in salaries or granting of bonuses to executives of the Debtor;
12.      adoption of employee benefit plans or benefits;

13.      adoption of phantom stock or stock bonus program; and

          14. execution of long term leases, except as may be necessary with respect to the replacement of an existing location.

          6. DEFAULT. The occurrence of one or more of the following events shall constitute a default in this Security Agreement, subject to the expiration of any rights to cure a default as provided in the Loan
     Agreement:

          1. The failure or omission of the Debtor to pay when due any Liability, including but not limited to, the failure to pay when due any payment of interest or principal of the Promissory Notes.


2. The failure of the Debtor to keep, observe or perform any term or condition of this Security Agreement required hereunder to be kept, observed or performed by the Debtor.

3. The making or furnishing by the Debtor to the Secured Creditor of any representation, warranty or covenant in connection with this Security Agreement which is false.

     4. The making of an assignment by the Debtor for the benefit of its creditors.

5. The commencement of proceedings in bankruptcy for reorganization of the Debtor or for the adjustment of any of its debts under the Bankruptcy Code or under any law, whether state or federal, now or hereafter existing for the relief of debtors.

          6. The appointment of a receiver or trustee for the Debtor for any substantial part of its assets, or the institution of any proceedings for the dissolution, or the full or partial liquidation of the Debtor.

7.       The Debtor becomes insolvent or unable to pay debts as they mature.

         A default under this Security Agreement shall constitute a default under the terms and conditions of all promissory notes and guarantees then existing and executed by the Debtor in favor of the Secured Creditor and shall also be and constitute a default under all promissory notes and other agreements then existing and which evidence in any way any Liability to the Secured Creditor.

7.       DISPOSITION OF COLLATERAL AND OTHER REMEDIES UPON DEFAULT.


1.       Disposition.

          1. If an Event of Default shall have occurred and be continuing, the Secured Creditor may sell, assign, transfer, endorse and deliver the whole or from time to time, any part of the Collateral at a public or private sale for cash, upon credit or for other property, for immediate or future delivery and for such price or prices and on such terms as the Secured
     Creditor  in its  sole  discretion  shall  deem  appropriate.  The  Secured
     Creditor shall be authorized at any sale to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account. Upon consummation of any sale, the Secured Creditor shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral sold. If required by applicable law, the Secured Creditor shall give the Debtor not less than ten days written notice (which the Debtor agrees is reasonable notification within the meaning of Section 9-504(3) of the UCC as in effect in the State of Florida) of any public or private sale of the Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any public sale of any of the Collateral shall be held at such time or times within ordinary business hours and at such place or places as the Secured Creditor may state in the notice or publication (if any) of such sale. At any sale, the Collateral, or any portion thereof to be sold, may be sold as an entirety or in separate parcels, as the Secured Creditor may (in its sole and absolute discretion) determine. The Secured Creditor shall not be obligated to sell any of the Collateral if it shall determine not to do so, regardless of the fact that notice of a sale of such Collateral may have been given. The Secured Creditor may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, occur at the time and place identified in such announcement. In the event all or any part of the Collateral is sold on credit or for future delivery, the Collateral so sold may be retained by the Secured Creditor until the sale price is paid by the purchaser or purchasers thereof, but the Secured Creditor shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon five days' notice (which the Debtor agrees is reasonable notification within the meaning of Section 9-504(3) of the UCC as in effect in the State of Florida). At any public sale made pursuant to this Agreement, the Secured Creditor may bid for or purchase, free from any right of redemption, stay, appraisal, reclamation or turnover on the part of the Debtor (all of such rights being hereby waived and released to the extent permitted by law), any Collateral offered for sale and may make payment on account thereof by using any Obligations then due and payable to it from the Debtor as a credit against the purchase price, and the Secured Creditor may, upon compliance with the terms of sale, hold, retain and dispose of the Collateral sold without further accountability to the Debtor therefor. For purposes hereof, a written agreement to purchase all or any part of the Collateral shall be treated as a sale thereof and the Secured Creditor shall be free to carry out such sale pursuant to such agreement, and the Debtor shall not be entitled to the return of any Collateral subject thereto notwithstanding the fact that after the Secured Creditor shall have entered into such agreement all Events of Default shall have been remedied or the Obligations shall have been paid and performed in full.

2. As an alternative to exercising the power of sale herein conferred upon it, the Secured Creditor may proceed, by suit or suits at law or in equity to foreclose this Agreement and sell the Collateral or any portion thereof pursuant to a judgment or decree of a court having competent jurisdiction, and/or (ii) by exercising any and all other rights and remedies accorded a secured party under the UCC.

2. Waiver of Claims. Except as otherwise provided in this Agreement, THE DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED CREDITOR'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OF AMERICA OR OF ANY STATE OR UNDER THE CONSTITUTION OR ANY STATUTE OF ANY COUNTRY OTHER THAN THE UNITED STATES OF AMERICA OR ANY POLITICAL SUBDIVISION THEREOF, and the Debtor hereby further waives, to the extent permitted by laws:

          1. all damages occasioned by such disposition except any damages which are the direct result of the Secured Creditor's gross negligence or wilful misconduct;

          2. all other requirement as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Creditor's rights hereunder; and
3. all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Debtor, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor therein and thereto and shall be a perpetual bar both at law and in equity against the Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor.

          3. Application of Proceeds. The proceeds of any Collateral disposed of pursuant to Section 4.1 shall be applied as follows:

1. to the payment of any and all expenses and fees (including, without limitations reasonable attorneys' fees) incurred by the Secured Creditor in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Collateral and any and all amounts incurred by the Secured Creditor in connection therewith;

2.       next, any surplus then remaining to the payment of the Liabilities;

          3. if no Liability is outstanding, any surplus then remaining shall be paid to the Guarantor, subject, however, to the rights of the holder of any then existing Lien of which the Secured Creditor has actual notice (without investigation);

          4. Remedies Cumulative. No failure or delay on the part of the Secured Creditor in exercising any right, power or privilege hereunder or under any other document between the Secured Creditor and the Debtor and no course of dealing between the Debtor and the Secured Creditor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other document between the Secured Creditor and the Debtor preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein, or in any other document between the Secured Creditor and the Debtor expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Creditor would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Creditor to any other or further action in any circumstances without notice or demand.


          5. Discontinuance of Proceedings. In case the Secured Creditor shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Creditor, then and in every such case the Debtor, the Secured Creditor and each holder of any of the Liabilities shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Security Agreement, and all rights, remedies and powers of the Secured Creditor shall continue as if no such proceeding had been instituted.

         The parties hereto agree that no additional notice shall be required by virtue of this Agreement with respect to any disposition of the Collateral.

8. PERFECTION. In order to perfect the security interest in the Collateral granted to the Secured Creditor by the Guarantor hereunder, the Guarantor agrees to execute and deliver to the Secured Creditor any and all documents which are, in the opinion of the Secured Creditor or its counsel, necessary so as to perfect said security interest including, but not limited to, execution of appropriate UCC-1 financing statements to be filed with the Florida Secretary of State and with the appropriate filing officer in such other jurisdictions where any of the Collateral is or may be located.

         The Debtor further authorizes the Secured Creditor to do such other acts and things, all as the Secured Creditor may request to establish and maintain a valid, enforceable and perfected security interest in the Collateral (free of all other liens and claims whatsoever except for the Permitted Encumbrances) to secure payment of the Liabilities. At the request of the Secured Creditor, this Security Agreement executed by the Debtor, or a photocopy thereof, shall be deemed to be a financing statement authorized to be filed in such jurisdictions where such filing will be given effect.

         The Debtor shall pay all costs of filing any financing statement and all other costs of perfecting the security interest granted hereunder, unless otherwise agreed in writing by Debtor and Secured Creditor.

9. OTHER DOCUMENTS. During the term of this Security Agreement, the Debtor agrees to execute any and all other documents which are, in the opinion of the Secured Creditor or its counsel, necessary to carry out the terms and conditions of this Security Agreement including the granting of a perfected, valid and enforceable security interest in the Collateral to the Secured Creditor.

10. NOTICE. All notices, if otherwise required, under this Security Agreement shall be in writing and along with all other documents permitted or required to be given under this Security Agreement shall be deemed to have been given, (i) in the case of delivery, when delivered to the address set forth in the preamble to this Security Agreement, and (ii) in all other cases when the same has been actually received by the other party. Either party hereto may change the address at which said notices are to be sent by the giving of notice of such change to the other party as set forth herein. In the event the Secured Creditor is a Debtor, all notices sent to the Secured Creditor shall not be deemed to have been given unless they are given or sent to the attention of the loan officer in charge of the account of the Debtor and, in the event there is no such loan officer, then to the President of the Secured Creditor.

11. TERM. This Security Agreement and the rights and privileges granted hereunder to the Secured Creditor shall continue and remain in full force and effect until all Liabilities have been paid in full to the Secured Creditor, and the Debtor has no further right to obtain any advances or other disbursements from the Secured Creditor. At such time, this Security Agreement shall be marked "Canceled" and returned to the Debtor and the Secured Creditor shall further execute a termination statement in regard to any financing statement that solely relates to the collateral. Until this Security Agreement has been so marked "Canceled" and returned to the Debtor, this Security Agreement shall continue to secure all Liabilities and, at its option, the Secured Creditor may retain this Security Agreement and maintain the validity of any security interest granted hereunder and financing statements relating thereto for a period not to exceed one hundred twenty (120) days after all Liabilities have been paid in full and, in such event, if the Debtor has not filed and there has not been filed against it any bankruptcy proceeding under the Bankruptcy Code during said period, the Secured Creditor shall then cancel this Security Agreement and terminate any financing statements as set forth herein.

12.      TIME.  Time is of the essence of this Security Agreement.
         ----

13. WAIVER. No waiver by the Secured Creditor of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Secured Creditor in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Creditor of any right or remedy shall include any other or further exercise thereof or the exercise of any other right or remedy. The Debtor further waives all notices whatsoever that the Debtor may be entitled to under any contract or statute including presentment, notice of dishonor, protest or notice of protest.

14. MISCELLANEOUS. The provisions of this Security Agreement are cumulative and are in addition to the provisions of any note secured by this Security Agreement and the Secured Creditor shall have all the benefits, rights and remedies on any note secured hereby. If more than one party shall execute this Security
Agreement, the term "Debtor" will mean all parties signing this Security Agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include masculine and feminine. All rights of the Secured Creditor hereunder shall inure to the benefit of his successors and assigns and all duties or obligations of the Debtor hereunder shall bind the heirs, executors, administrators, successors and assigns of each Debtor.

          15. GOVERNING LAW. This Security Agreement has been delivered in the State of Florida and shall be construed in accordance with and governed by the laws of the State of Florida. Venue and exclusive jurisdiction for any legal action authorized hereunder shall be in Orange County, Florida.

16. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement provided, however, if such invalidity adversely affects the substantial rights of the Secured Creditor under this Security Agreement, all the Liability shall immediately become due and payable in full.

17. DOCUMENTARY STAMPS. Unless otherwise agreed in writing by the Secured Creditor and the Debtor, the Debtor shall pay all documentary stamps, intangible tax, as well as all other taxes and penalties due on any notes evidencing any of the Liabilities and the Debtor further agrees to indemnify and hold Secured Creditor harmless from and against any and all such documentary stamps, intangible taxes and penalties. The Promissory Notes have been executed and delivered outside of the State of Florida pursuant to Florida Statutes ss.201.08(1) and DOR Rule 12B-4.053 (35).

18. COSTS AND ATTORNEYS FEES. In the event of any default under this Security Agreement or the exercise by the Secured Creditor of any of its rights hereunder, the Debtor shall promptly pay to the Secured Creditor all such costs and expenses, including attorneys fees. All such costs and expenses, including attorneys fees, shall further be deemed to be within the term "Liability" and secured by the Collateral. As used in this Security Agreement, costs and attorneys fees shall mean costs and attorneys fees incurred in any suit, including any appeal therefrom.
1.

19. COMPLETE AGREEMENT. This Security Agreement constitutes the complete agreement between the Guarantor and Secured Creditor in regard to the matters set forth herein and this Security Agreement may not be altered, amended or otherwise modified except by a writing signed by the person to be charged by said alteration, amendment or modification. This requirement that this Security Agreement may not be altered, amended or modified except by a writing, may not itself be waived except by a writing.

20. Waiver of Trial by Jury. THE DEBTOR AND THE SECURED CREDITOR HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR COUNTERCLAIM (a) ARISING UNDER THIS SECURITY AGREEMENT, ANY OTHER CREDIT DOCUMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SECURITY AGREEMENT, ANY OTHER CREDIT DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IF CONTRACT OR TORT OR OTHERWISE. THE DEBTOR AND THE SECURED CREDITOR HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR COUNTERCLAIM SHALL BE TRIED BY COURT TRIAL, WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECURITY AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the Parties have executed this Security Agreement as of the date and year first above written.

Signed, sealed and delivered in                      CORPORATION:
the presence of:
                                     AARICA HOLDINGS, INC., a Texas corporation


                                              By: /s/ Carol Kolozs
Print Name:                                   Carol Kolozs, President


Print Name:
           ---------------------------

                                               GUARANTORS:

                                               AARICA SPORT, S.A. de C.V.,
                                               a Mexican corporation


                                               By: /s/ Carol Kolozs
Print Name:                                    Carol Kolozs, President


Print Name:
           ---------------------------


                                               TAIMEX INDUSTRIES, S.A. de C.V.,
                                               a Mexican corporation


                                               By: /s/ Carol Kolozs
Print Name:                                    Carol Kolozs, President


Print Name:
           -----------------------------




                                                 SECURED CREDITOR:



Print Name:                                      Robert E. Schmidt, Jr.

           ------------------------------


Print Name:
           -------------------------------

STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this _14th day of January, 2000, by Carol Kolozs, as President of AARICA HOLDINGS, INC., a Texas corporation, on behalf of the corporation, who is personally known to me or who produced _______________________ _______________________________ as
identification.


                                       ----------------------------------------
                      Notary Public
                                       ----------------------------------------
                                    (Name of Notary, typed, printed, or stamped)

                                                My Commission Expires:

STATE OF FLORIDA
COUNTY OF ORANGE

          The foregoing instrument was acknowledged before me this 14th day of January, 2000, by Carol Kolozs, as the President of AARICA SPORT, S.A. de C.V., a ____________ corporation, on behalf of the corporation, who is personally known to me or who has produced _______________ _______________________________ as identification.

                                     ------------------------------------------
                      Notary Public
                                     ------------------------------------------
                                    (Name of Notary, Typed, Printed, or Stamped)

                                              My Commission Expires:

STATE OF FLORIDA
COUNTY OF ORANGE

          The foregoing instrument was acknowledged before me this 14th day of January, 2000, by Carol Kolozs, as the President of TAIMEX INDUSTRIES, S.A. de C.V., a ____________ corporation, on behalf of the corporation, who is personally known to me or who has produced ______________________________________________ as identification.


                                     ------------------------------------------
                      Notary Public
                                     ------------------------------------------
                                    (Name of Notary, Typed, Printed, or Stamped)

                                                My Commission Expires:

STATE OF Florida
COUNTY OF ORANGE

          The foregoing instrument was acknowledged before me this 14th day of January, 2000, by Robert E. Schmidt, Jr., who is personally known to me or who produced _______________ ____________________________ as identification.


                                       ----------------------------------------
                        Notary Public

                                       ----------------------------------------
                                    (Name of Notary, typed, printed, or stamped)

                                                My Commission Expires: